                              OFFICER'S CERTIFICATE


         I do hereby certify and represent that:

         1. I am the duly elected Secretary of deCODE genetics, Inc., a Delaware corporation.

         2. Pursuant to Rule 306(a) of Regulation S-T, the following Exhibit
10.3 to deCODE genetics, Inc.'s Quarterly Report on Form 10-Q is a fair and accurate English translation of a document prepared in the Icelandic language.

         IN WITNESS WHEREOF, I have signed this Officer's Certificate in my capacity as Secretary of deCODE genetics, Inc. on this 15th day of May, 2002.

                                       By:    /s/ Tanya Zharov
                                              ----------------------------------
                                       Name:  Tanya Zharov
                                       Title: Secretary and Corporate Counsel

                                                                    Exhibit 10.3



                             CURRENCY SWAP AGREEMENT


Contract Identification:     0500/GMVT/02031201
-----------------------

Contracting parties:         Vetrargarourinn ehf., State Reg. No. 581201-2490,
                             Sturlugata 8, 101 Reykjavik, hereinafter referred to as the Customer, and Islandsbanki-FBA hf., State
                             Reg. No. 550500-3530, Kirkjusandur 2, 155
                             Reykjavik, hereinafter referred to as the Bank.

Contract Date:               13 March 2002

First interest day:          15 March 2002

Final date:                  1 March 2007


Customer commitment:

Principal:

                             ----------------------------------------------------------
                                                            Initial
                                                           conversion      Initial ISK
                             Currency    Foreign amount      value          Equivalent
                             ----------------------------------------------------------
                                USD       7,251,415.52      100.67       730,000,000.00
                             ----------------------------------------------------------
                                                             Total ISK   730,000,000.00
                             ----------------------------------------------------------

Interest term                12 months at a time.

First due date of interest   1 March 2003


Instalments                  The principal recorded above shall be paid with
                             a single payment at the end of the contract term.

Rate of interest             LIBOR-BBA/12M in accordance with the below +6.0%
                             margin annually.

Initial rate of interest

                             ---------------------------------------------------
                             Currency   Base interest                 Total
                                            rate (%)    Margin (%)  interest (%)
                             ---------------------------------------------------
                                USD                       6.0
                             ---------------------------------------------------

                             The interest determination will be 13 March 2002

Banking day rule             The following banking day.

Day rule                     A/360 and 30/360 for ISK.

Payment terms                The Bank shall withdraw from the account of the
                             Customer on the due dates as follows:

                             -----------------------------
                               Currency     Account Number
                             -----------------------------
                                   USD      xxx-38-xxxxxx
                             -----------------------------

Bank's commitment

Principal                    ISK 730,000,000.-

Indexation                   The principal is linked to the consumer price
                             index.

Base index                   221.3

Interest term                12 months at a time.

First due date of interest   1 March 2003

Instalments                  The principal recorded above shall be paid with a
                             single payment at the end of the contract term.

Rate of interest             The fixed interest rate is 12.0% per year.

Banking day rule             The following banking day.

Day rule                     30/360

Payment terms                The Bank shall deposit on the Customer's bank
                             account No. xxx-xx-xxxxxx on the due dates.

General terms:               In the event that the losses of the Customer as a
                             result of the Contract exceed 50% of the market value of the collateral placed as security for the trading, ISFBA my require the customer to provide security/additional security, which ISFBA considers adequate, within 3-7 days. The same applies even if there is no loss on the Contract if the market value of the collateral falls.

                             Requirements for collateral will be given by telephone, e-mail or fax. Notification shall be regarded as sent to the correct address if it has been sent to the e-mail address / fax number supplied by the Customer. A notice given over the telephone is regarded as being immediately notified to the Customer.

                             In the event that the Customer does not provide security/additional security within the time limit set, ISFBA may, without any obligation to do so, call in or terminate the Contract without notice.

                             In addition to the provisions of this Contract, the General Terms for the Market Transactions of Islandsbanki-FBA and the General Terms on Interest and Currency Swaps published by the Icelandic Bankers' Association and the Icelandic Savings Banks' Association in February 1998 (1 Edition) shall apply. The Customer has acquainted himself with these terms. In the event of any conflict between this Contract and the General Terms, the provisions of this Contract shall apply.

                             The customer may close the contract at any time at the market price as determined by Islandsbanki.

Signature:                   In witness hereof, the parties have signed this
                             Contract in two identical copies, one copy to be retained by each party. By his signature the Customer authorises the above account transfers.
                             The Customer furthermore confirms by his signature that he has acquainted himself with the nature of currency and interest swap contracts and that he has had the benefit of advice from an expert outside the Bank before he signed the Contract.



Reykjavik,    13 March 2002

Islandsbanki-FBA hf.                        Vetrargarourinn ehf.


/s/ Guomundur p Guomundsson                  /s/ Tomas Sigurdsson
---------------------------                  --------------------
    Guomundur p Guomundsson                      Tomas Sigurdsson


/s/ Loa K. Sveinbjornsdottir
----------------------------
    Loa K. Sveinbjornsdottir